SECURITIES AND EXCHANGE COMMISSION
                       Washington, D C   20549



                             FORM 8-K(A)


                           CURRENT REPORT
               PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   August 14, 1996
                                                    (May 31, 1996)


                      Flowers Industries, Inc.


    Georgia                    1-9787                 58-0244940
  (State or Other            (Commission          (I.R.S. Employer
   Jurisdiction of            File Number)         Identification No.)
   Incorporation)

U. S. Highway 19, P O Box 1338, Thomasville, Georgia        31799
    (Address of principal executive offices)              (Zip Code)




(Registrant's telephone number, including area code)   912/226-9110

                    Exhibit index is on page 2

          Item 7.     Financial Statements and Exhibits

Item 7 of the Form 8K of Flowers Industries, Inc., dated June 13, 1996 is hereby amended in its entirety as follows:

          (a) Financial statements of business acquired.

The following financial statements of Mrs. Smith's, Inc. as of April 30, 1996 and for the year ended April 30, 1996, which are required by
Item 7, are attached as Exhibit 99(a):

           Report of independent auditors
           Balance sheet
           Statement of operations
           Statement of cash flows
           Notes to financial statements

The financial information in these financial statements has been audited by Ernst & Young LLP, independent public accountants, in accordance with established professional standards and procedures as set forth in the Report of Independent Auditors which is attached as part of Exhibit 99(a).

          (b) Unaudited pro forma financial information.

The following unaudited pro forma financial information for the thirty-six week fiscal period ended March 9, 1996, and the fiscal year ended July 1, 1995, which is required by Item 7, is attached as
Exhibit 99(b):

          Flowers Industries, Inc. Unaudited Pro Forma Condensed Consolidated Combined Balance Sheet at March 9, 1996 Flowers Industries, Inc. Unaudited Pro Forma Condensed Consolidated Combined Statements of Income for the year ended July 1, 1995 and the thirty-six weeks ended March 9, 1996

The accompanying Unaudited Pro Forma Condensed Consolidated Combined Financial Information gives effect to the acquisition by Flowers Industries, Inc. ("Flowers") of the trademark and certain other intangible assets of Mrs. Smith's, Inc. (Mrs. Smith's) as well as the lease of certain property from The J.M. Smucker Company. The Unaudited Pro Forma Condensed Consolidated Combined Statement of Income for the year ended July 1, 1995 and the thirty-six weeks ended March 9, 1996 present the pro forma combined results assuming that the acquisition occurred at the beginning of the periods presented. The Unaudited Pro Forma Consolidated Combined Balance Sheet at March 9, 1996 presents the pro forma combined financial position of Flowers assuming the acquisition had occurred at that date.

The unaudited pro forma financial information is provided for informational purposes only and does not purport to be indicative of the future results or financial position of Flowers or what the results of operations or financial position would have been had the acquisition been effected on the dates indicated. This information should be read in conjunction with the historical financial statements of Flowers and Mrs. Smith's.

         (c)Exhibits
            23      Consent of Ernst and Young LLP
            99(a)   Mrs. Smith's, Inc. financial statements as of and
                    for the year ended April 30, 1996
            99(b)   Flowers Industries, Inc. pro forma condensed
                    consolidated combined financial statements


                               SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 FLOWERS INDUSTRIES, INC.





Date:  August 14, 1996           By: /s/ C Martin Wood III
                                     C Martin Wood III
                                     Senior Vice President and
                                     Chief Financial Officer